                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement              [_]  Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                              Firstar Funds, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:


________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:


________________________________________________________________________________
(5)  Total fee paid:


________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:

________________________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     (3)  Filing Party:

________________________________________________________________________________
     (4)  Date Filed:

________________________________________________________________________________

                                                        September 29, 2000

Dear Shareholder:

   The Board of Directors of Firstar Funds, Inc. (the "Company") is pleased to announce an annual meeting of shareholders on November 8, 2000, at 11:00 a.m. (Eastern time), at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (the "Annual Meeting"), to address a number of issues that are pertinent to you.

   The Board of Directors has approved proposed reorganizations of the portfolios of Mercantile Mutual Funds, Inc., Firstar Stellar Funds and Firstar Select Funds (the "Reorganizing Funds") into portfolios of the Company, subject to approval of the shareholders of the Reorganizing Funds (the "Reorganizations"). The Board of Directors has unanimously approved the following proposed actions that relate to the proposed Reorganizations. These proposals are described in detail in the enclosed proxy materials. At the Annual Meeting, you will be asked to:

  .  Elect eleven directors;

  . Ratify the selection of PricewaterhouseCoopers LLP as independent accountants; and

   .  Approve an Amendment to the Company's Articles of Incorporation.

   The formal Notice of Annual Meeting, Proxy Statement and Proxy Card(s) are enclosed. If you received more than one Proxy Card, please be sure to complete, sign and return each one.

   Whether or not you plan to attend the Annual Meeting, you may vote by proxy in any of the following ways:

     1. Internet--Instructions for casting your vote via the Internet can be found on the enclosed Proxy Card. The required control number is printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     2. Telephone--Instructions for casting your vote via telephone can be found on the enclosed Proxy Card. The toll-free 800 number and required control number are printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

     3. By mail--If you vote by mail, please indicate your voting instructions on the enclosed Proxy Card, date and sign the Proxy Card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

   If you have any questions concerning the Proxy materials, please contact our proxy solicitor, D.F. King & Co., Inc. at 1-800-207-3159.

   YOUR VOTE IS IMPORTANT TO US. PLEASE REVIEW THE ENCLOSED MATERIALS AND, IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) TODAY. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD(S) TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY ALSO VOTE YOUR PROXY(IES) BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE AS INDICATED ON THE PROXY CARD.

   THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

                                          Sincerely,

                                          /s/ James M. Wade
                                          James M. Wade
                                          Chairman of the Board of Directors

                              FIRSTAR FUNDS, INC.
                           615 EAST MICHIGAN STREET
                        MILWAUKEE, WISCONSIN 53201-3011

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 8, 2000

                                                        September 29, 2000
To the Shareholders of
Firstar Funds, Inc.:

   An Annual Meeting of Shareholders (the "Annual Meeting") of each of the mutual funds of Firstar Funds, Inc. (the "Company") will be held on November 8, 2000, at 11:00 a.m. (Eastern time), at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

   The investment portfolios currently offered by the Company are: Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Balanced Income Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund (each, a "Fund" and collectively, the "Funds").

   Shareholders will be asked to consider and act upon the following matters at the Annual Meeting:

     1. The election of eleven directors;

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2000;

     3. The approval of an Amendment to the Articles of Incorporation authorizing the Company to issue an indefinite number of shares divided into two hundred classes of shares; and

     4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

   The Board of Directors has approved proposed reorganizations of the portfolios of Mercantile Mutual Funds, Inc., Firstar Stellar Funds and Firstar Select Funds (the "Reorganizing Funds") into portfolios of the Company, subject to approval of the shareholders of the Reorganizing Funds (the "Reorganizations"). The proposals stated above relate to the proposed Reorganizations and are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on September 11, 2000 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.

   IF YOU HOLD SHARES IN MORE THAN ONE FUND, YOU WILL RECEIVE MORE THAN ONE PROXY CARD. YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE PROXY CARD(S) THAT IS/ARE BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. YOU ALSO MAY RETURN PROXIES BY: (1) TOUCH-TONE TELEPHONE VOTING OR, (2) VOTING ON-LINE AS DESCRIBED ON THE PROXY CARD. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE ANNUAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE SECRETARY OF THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                                          /s/ W. Bruce McConnel, III
                                          W. Bruce McConnel, III
                                          Secretary

                              FIRSTAR FUNDS, INC.
                           615 EAST MICHIGAN STREET
                        MILWAUKEE, WISCONSIN 53201-3011

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Firstar Funds, Inc. (the "Company") for use at an Annual Meeting of Shareholders of the mutual funds of the Company and any adjournment(s) thereof (the "Annual Meeting") to be held on November 8, 2000 at 11:00 a.m. (Eastern time), at the offices of the Company's legal counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103. This Proxy Statement and accompanying proxy card(s) will first be mailed on or about September 29, 2000.

   The investment portfolios currently offered by the Company are: Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEXTM Fund, Balanced Income Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund (each, a "Fund" and collectively, the "Funds").

   Proxies will be solicited by mail. Officers and service contractors of the Company or Firstar Investment Research and Management Company, LLC ("FIRMCO"), the Funds' investment adviser, may also solicit proxies by telephone, facsimile, telegraph, Internet or personal interview. FIRMCO, with principal offices at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Annual Meeting and electing to vote in person.

   Only shareholders of record at the close of business on September 11, 2000 ("Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the following shares of the Funds were outstanding and entitled to vote:

                                                          SHARES OUTSTANDING AND
FUND                                                         ENTITLED TO VOTE
----                                                      ----------------------
Money Market Fund........................................     153,163,960.640
Institutional Money Market Fund..........................   2,711,460,646.390
U.S. Treasury Money Market Fund..........................     130,953,639.070
U.S. Government Money Market Fund........................      63,128,127.960
Tax-Exempt Money Market Fund.............................     166,019,072.740
Short-Term Bond Market Fund..............................      17,501,021.993
Intermediate Bond Market Fund............................      41,594,143.074
Tax-Exempt Intermediate Bond Fund........................       9,504,317.956
Bond IMMDEXTM Fund.......................................      20,046,092.700
Balanced Income Fund.....................................       8,297,722.205
Balanced Growth Fund.....................................       6,420,022.302
Growth and Income Fund...................................      15,148,373.890
Equity Index Fund........................................       8,418,317.761
Growth Fund..............................................       8,667,411.115
MidCap Index Fund........................................      10,036,158.540
Special Growth Fund......................................       9,734,285.351
Emerging Growth Fund.....................................      16,071,155.201
MicroCap Fund............................................      11,522,397.725
Core International Equity Fund...........................       4,221,890.965
International Equity Fund................................       3,059,758.712

   Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held as to each Proposal on which such shareholder is entitled to vote.

   The Board of Directors has approved proposed reorganizations of the portfolios of Mercantile Mutual Funds, Inc., Firstar Stellar Funds and Firstar Select Funds (the "Reorganizing Funds") into portfolios of the Company, subject to approval of the shareholders of the Reorganizing Funds (the "Reorganizations"). Shareholders of the Company are being asked to approve certain proposals related to the proposed Reorganizations (the "Proposals"). The following table summarizes the Proposals to be voted on at the Annual Meeting and indicates those shareholders who are being solicited with respect to each Proposal:

             PROPOSAL               SHAREHOLDERS SOLICITED
             --------               ----------------------
1. To elect eleven directors....... Each Fund of the Company. All shareholders of each Fund of the Company will vote
                                    together.
2. To ratify the selection of
   PricewaterhouseCoopers LLP as
   the Company's independent        Each Fund of the Company. All shareholders
   accountants for its fiscal year  of each Fund of the Company will vote ending October 31, 2000......... together.
3. To approve an Amendment to the
   Articles of Incorporation
   authorizing the Company to issue
   an indefinite number of shares   Each Fund of the Company. All shareholders
   divided into two hundred classes of each Fund of the Company will vote of shares....................... together.

   Although shares of each of the Funds other than the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (each of which offers one series of shares) have been divided into three series, none of the Proposals to be presented at the Annual Meeting, as described in this Proxy Statement, involve a separate vote by a single series of shares.

   Signed proxies received by the Company in time for voting and not revoked will be voted in accordance with the directions specified therein. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS. If no specification is made, the proxy will be voted FOR the election of directors and FOR each of the other Proposals.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   At the Annual Meeting, shareholders will be asked to elect eleven directors, who will constitute the entire Board of the Company. If elected, each director will serve until the next annual meeting of shareholders, and until the election and qualification of his or her successor, or until the director's status as a director is sooner terminated as provided in the Company's Bylaws. Normally, annual meetings of shareholders to elect directors will be held only as required by the Investment Company Act of 1940, as amended (the "1940 Act"), and the Wisconsin Business Corporation Law.

   The persons named as proxies in the accompanying proxy card(s) have been designated by the Board and intend to vote for the nominees named below. All shares represented by valid proxies will be voted in the election of directors for each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend unless a decision is made to reduce the number of directors serving on the Board. The following table sets forth the nominees, their ages, principal occupations for the past five years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act.

                                          PRINCIPAL OCCUPATION DURING PAST 5
       NAME          DIRECTOR SINCE AGE                 YEARS
       ----          -------------- ---   ----------------------------------
Glen R. Bomberger..  March 1988      62 Executive Vice-President, Chief
                                        Financial Officer and Director, A.O.
                                        Smith Corporation (a diversified
                                        manufacturing company) since January
                                        1987; Director of companies affiliated
                                        with A.O. Smith Corporation; Director
                                        Smith Investment Company; Director of
                                        companies affiliated with Smith
                                        Investment Company.

Bronson J. Haase*..  September 1998  56 President and CEO of Wisconsin Gas
                                        Company, WICOR Energy, FieldTech and
                                        Vice President of WICOR, Inc. since
                                        1998; President and CEO of Ameritech--
                                        Wisconsin (formerly Wisconsin Bell)
                                        1993-1998; President of Wisconsin Bell
                                        Communications 1993-1998; Board of
                                        Directors, The Marcus Corporation;
                                        Trustee of Roundy Foods; Chairman of
                                        the Wisconsin Utilities Association.

Dawn M. Hornback...  N/A             36 Trustee of Firstar Stellar Funds;
                                        Founder, President and Chief Executive
                                        Officer of Observatory Group, Inc.
                                        (brand identity firm) since August
                                        1990.

Joseph J. Hunt.....  N/A             57 Director of Mercantile Mutual Funds,
                                        Inc. since 1994; Treasurer of the
                                        International Association of Bridge,
                                        Structural and Ornamental Iron Workers
                                        (IABSOIW) (international labor union)
                                        since 1998; General Vice-President of
                                        IABSOIW, 1994-1998.

Bruce Laning*......  February 2000   40 President and CEO, FIRMCO since 2000;
                                        Director, FIRMCO since 2000; Senior
                                        Vice-President, FIRMCO, 1999-2000;
                                        Vice-President, FIRMCO, 1994-1999.

Jerry G. Remmel....  March 1988      68 Retired; Vice President, Treasurer and
                                        Chief Financial Officer of Wisconsin
                                        Energy Corporation 1994-1996;
                                        Treasurer of Wisconsin Electric Power
                                        Company 1973-1996; Director of
                                        Wisconsin Electric Power Company 1989-
                                        1996; Senior Vice President, Wisconsin
                                        Electric Power Company 1988-1994;
                                        Chief Financial Officer, Wisconsin
                                        Electric Power Company 1983-1996; Vice
                                        President and Treasurer, Wisconsin
                                        Electric Power Company, 1983-1989.


                           DIRECTOR        PRINCIPAL OCCUPATION DURING PAST 5
          NAME              SINCE    AGE                 YEARS
          ----            ---------- ---   ----------------------------------
Richard K. Riederer.....  March 1988  56 President and Chief Executive Officer
                                         of Weirton Steel since 1995; Director
                                         of Weirton Steel since 1993; Executive
                                         Vice-President and Chief Financial
                                         Officer of Weirton Steel, January
                                         1994-1995; Vice-President of Finance
                                         and Chief Financial Officer, Weirton
                                         Steel, January 1989-1994; Member,
                                         Board of Directors of American Iron
                                         and Steel Institute since 1995;
                                         Member, Board of Directors, National
                                         Association of Manufacturers since
                                         1995; Member, Board of Directors,
                                         WESBANCO since September 1997; Trustee
                                         of Carnegie Mellon University since
                                         1997.

James M. Wade...........  March 1988  56 Retired; Vice President and Chief
                                         Financial Officer and Director,
                                         Johnson Controls, Inc. (a controls
                                         manufacturing company), January 1987--
                                         May 1991.

Jerry V. Woodham........  N/A         57 Chairman of the Board, President and
                                         Director of Mercantile Mutual Funds,
                                         Inc. since 1982; Treasurer, St. Louis
                                         University since August 1996;
                                         Treasurer, Washington University, 1981
                                         to 1995.

Marian Zentmyer*........  N/A         43 Chief Equity Investment Officer and
                                         Director, FIRMCO, since 1998; Senior
                                         Vice President and Senior Portfolio
                                         Manager, FIRMCO, 1995-1998.

William H. Zimmer, III..  N/A         46 Trustee and member of Audit Committee
                                         of Firstar Stellar Funds; Senior Vice
                                         President and Chief Financial Officer,
                                         ecampus.com since September 1999 (e-
                                         commerce); Executive Vice-President
                                         and Chief Financial Officer, Advanced
                                         Communications Group, Inc. since
                                         December 1998; Corporate Vice
                                         President, Cincinnati Bell, Inc., 1997
                                         to 1998; Treasurer, Cincinnati Bell,
                                         Inc. since 1991; Secretary, Cincinnati
                                         Bell, Inc. 1988 to 1997; Assistant
                                         Treasurer, Cincinnati Bell, Inc., 1988
                                         to 1991.

--------
* An "interested person" of Firstar Funds, as that term is defined in the 1940 Act. Mr. Laning and Ms. Zentmyer are also officers of FIRMCO, the company's investment adviser.

   As indicated in the table above, Messrs. Haase and Laning currently serve as directors of the Company. Mr. Laning also serves as President and Treasurer and Mr. Wade serves as Chairman of the Board of the Company. The following table identifies the other persons who currently, and who are expected to continue to, serve as executive officers of the Company:

                                                    PRINCIPAL OCCUPATIONS DURING PAST 5
                           POSITION HELD WITH THE                  YEARS
        NAME/AGE               COMPANY/SINCE               AND OTHER AFFILIATIONS
        --------          ------------------------ --------------------------------------
W. Bruce McConnel, III..  Secretary/1988           Partner of the law firm of Drinker
 One Logan Square                                  Biddle & Reath LLP.
 18th & Cherry Streets
 Philadelphia, PA 19103
 Age: 57

Laura J. Rauman.........  Vice President/1998      Senior Vice President, FIRMCO since
 777 E. Wisconsin                                  1995; Senior Auditor, Price
 Avenue,                                           Waterhouse, LLP, prior thereto.
 Suite 800
 Milwaukee, WI 53202
 Age: 31

Joseph C. Neuberger.....  Assistant Treasurer/1998 Senior Vice President, Firstar Mutual
 615 E. Michigan Street                            Fund Services, LLC since 1994;
 Milwaukee, WI 53202                               Manager, Arthur Andersen LLP, prior
 Age: 38                                           thereto.

   Officers are elected by the Board at the first meeting of the Board after each annual meeting and hold office until their successors have been duly elected or until their prior death, resignation or removal.

   During the fiscal year ended October 31, 1999, the directors held five regular Board Meetings. Each incumbent director attended at least 75% of all meetings held. The Company has a Nominating Committee that is comprised of all of the directors who are not "interested persons" of the Company, as defined in the 1940 Act ("independent directors"). The Nominating Committee is responsible for evaluating and recommending prospective candidates to serve as independent directors. The Company has no separate Audit Committee.

   Each director receives an annual fee of $10,000 plus $1,000 for each Board meeting attended and is reimbursed for expenses incurred as a director. The Chairman of the Board receives an additional $3,500 per annum for his services in such capacity. Drinker Biddle & Reath LLP, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, receives fees from the Company for legal services.

   The following table provides certain information for the fiscal year ended October 31, 1999 about the fees received by the directors of the Company as directors and/or officers of the Company.


                                         PENSION OR
                                         RETIREMENT                       TOTAL
                                          BENEFITS      ESTIMATED     COMPENSATION
                           AGGREGATE     ACCRUED AS      ANNUAL       FROM COMPANY
                          COMPENSATION     PART OF    BENEFITS UPON AND FUND COMPLEX*
NAME OF PERSON, POSITION  FROM COMPANY  FUND EXPENSES  RETIREMENT   PAID TO DIRECTORS
------------------------  ------------  ------------- ------------- -----------------
James M. Wade,..........    $18,500          $ 0           $ 0           $18,500
 Chairman of the Board
Glen R. Bomberger,......    $15,000(1)       $ 0           $ 0           $15,000
 Director
Jerry G. Remmel,........    $15,000          $ 0           $ 0           $15,000
 Director
Richard K Riederer,.....    $15,000          $ 0           $ 0           $15,000
 Director
Charles R. Roy,.........    $15,000          $ 0           $ 0           $15,000
 Director
Bronson J. Haase,.......    $15,000          $ 0           $ 0           $15,000
 Director

--------
 * The "Fund Complex" includes only the Company. The Company is comprised of 20 separate portfolios.
(1) Includes $15,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

                          PROPOSAL 2: RATIFICATION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   A majority of the directors who are not "interested persons" of the Company have selected PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending October 31, 2000. The ratification of the selection of independent accountants is to be voted on at the Annual Meeting and it is intended that the persons named in the accompanying Proxy Card(s) will vote for ratification of the selection of PricewaterhouseCoopers LLP unless contrary instructions are given. PricewaterhouseCoopers LLP has been the Company's independent accountants since 1988. PricewaterhouseCoopers LLP has informed the Company that it has no direct or material indirect financial interest in the Company. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Annual Meeting to answer any questions.

             PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                           ARTICLES OF INCORPORATION

   The Directors have unanimously approved the adoption of an Amendment to the Articles of Incorporation (the "Amendment") of the Company (the "Articles"), which is a Wisconsin corporation. According to the Wisconsin Business Corporation Law, the Amendment must be approved by a majority of the outstanding shares of the Company. If shareholders do not approve this Proposal, the existing Articles will remain in full force and effect.

   The Amendment will have the following effects: (1) it will authorize the issuance of an indefinite number of shares of Common Stock of the Company; (2) it will divide the Common Stock of the Company into 200 classes, numbered consecutively 1 through 200; and (3) it will designate classes 1 through 36 as individual portfolios of the Company and will divide such classes into series. A copy of the proposed Amendment is attached hereto as Exhibit A. Shareholders are encouraged to read Exhibit A in its entirety, and the description of the proposed Amendment in this Proxy Statement is qualified entirely by Exhibit A.

   The proposed Amendment will not change the investment objective or policies of any Fund and will not change the number of shares that any shareholder owns at the time the proposed Amendment becomes effective, if approved.

BACKGROUND

   Currently, the Articles allow the Company to issue 150,000,000,000 shares of Common Stock, which have been divided into thirty classes. Classes 1 through 21 of the Company's Common Stock have previously been designated as separate portfolios and divided into series as set forth in the table below:

                              FUND IN WHICH STOCK                      NUMBER OF
    CLASS-SERIES              REPRESENTS INTEREST                  AUTHORIZED SHARES
    ------------              -------------------                  -----------------
   1-Institutional        Money Market                                 5 billion
   1-A                                                                 5 billion

   2-Institutional        Tax-Exempt Money Market                      5 billion
   2-A                                                                 5 billion

   3-Institutional        U.S. Government Money Market                 5 billion
   3-A                                                                 5 billion

   4-Institutional        Institutional Money Market                   5 billion
   4-A                                                                 5 billion

   5-Institutional        U.S. Treasury Money Market                   5 billion
   5-A                                                                 5 billion


                              FUND IN WHICH STOCK                    NUMBER OF
     CLASS-SERIES             REPRESENTS INTEREST                AUTHORIZED SHARES
     ------------             -------------------                -----------------
   6-Institutional        Special Growth                            500 million

   6-A                                                              500 million

   6-B                                                              500 million

   7-Institutional        Bond IMMDEX(TM)                           500 million

   7-A                                                              500 million

   7-B                                                              500 million
   8-Institutional        Equity Index                              500 million
   8-A                                                              500 million
   8-B                                                              500 million

   9-Institutional        Growth and Income                         500 million
   9-A                                                              500 million
   9-B                                                              500 million

   10-Institutional       Short-Term Bond Market                    500 million
   10-A                                                             500 million
   10-B                                                             500 million

   11-Institutional       Balanced Growth                           500 million
   11-A                                                             500 million
   11-B                                                             500 million

   12-Institutional       Growth                                    500 million
   12-A                                                             500 million
   12-B                                                             500 million

   13-Institutional       Intermediate Bond Market                  500 million
   13-A                                                             500 million
   13-B                                                             500 million

   14-Institutional       Tax-Exempt Intermediate Bond              500 million
   14-A                                                             500 million
   14-B                                                             500 million

   15-Institutional       International Equity                      500 million
   15-A                                                             500 million
   15-B                                                             500 million

   16-Institutional       MicroCap                                   50 million
   16-A                                                              50 million
   16-B                                                              50 million

   17-Institutional       Balanced Income                           100 million
   17-A                                                             100 million
   17-B                                                             100 million

   18-Institutional       Emerging Growth                           100 million
   18-A                                                             100 million
   18-B                                                             100 million

   19-Institutional       Core International Equity                 100 million
   19-A                                                             100 million
   19-B                                                             100 million

   20-Institutional       MidCap Index                              100 million
   20-A                                                             100 million
   20-B                                                             100 million


                               FUND IN WHICH STOCK                     NUMBER OF
     CLASS-SERIES              REPRESENTS INTEREST                 AUTHORIZED SHARES
     ------------              -------------------                 -----------------
   21-Institutional        Small Cap Aggressive Growth                100 million
   21-A                                                               100 million
   21-B                                                               100 million

   The proposed Amendment will authorize the Company to issue an indefinite number of shares of Common Stock, which will be divided into two hundred classes numbered consecutively 1 through 200. Classes 1 through 36 will be designated and divided into series as set forth in Exhibit A if the proposed Amendment is approved. The remaining classes will be reserved for future issuance. Each class may be divided into one or more series by the Company's Board of Directors without shareholder approval.

   The proposed Amendment would potentially affect shareholders in certain respects. As stated above, the Amendment would permit the Board to authorize the issuance of an indefinite number of shares of each class and series of Common Stock. To the extent this authorization results in the issuance of an increased number of shares of Common Stock, the aggregate potential voting power of the Company may change with regard to those matters (such as election of directors) that are voted on by all shareholders together in the aggregate. Also, an increase in the number of issued and outstanding shares of each Fund may change the potential voting power of a shareholder with regard to those matters (such as approval of an investment advisory agreement) that are voted on by all shareholders of a single Fund. However, a shareholder would continue to be entitled to one vote for each full share, and a fractional vote for each fractional share of the Company's Common Stock held by such shareholder.

DIRECTORS' CONSIDERATIONS

   In considering approval of this Amendment, the Board of Directors considered the fact that the changes effected by the Amendment will have both immediate and long-term benefits for the Company. The immediate benefit is related to the Reorganizations mentioned above. To complete the proposed Reorganizations, the Company will need to establish several new portfolios (new classes of shares) to acquire the assets of certain of the Reorganizing Funds and will need to issue a substantial number of new shares in many of the existing Funds. The proposed Amendment will allow the Board to take these necessary actions.

   The long-term benefits of the proposed Amendment are related to the future growth and expansion of the Company. As the Company grows and attracts new investors, the Company will need to issue additional shares in existing Funds as well as provide for the issuance of shares to create new portfolios and series of portfolios. By adopting the proposed Amendment, the Company will be able to issue additional shares when necessary without incurring the additional delays and expenses associated with the need to seek shareholder approval.

                              VOTING INFORMATION

   General Information. The Company's Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Annual Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company may also solicit proxies by telephone or otherwise. In this connection, the Company has retained D.F. King Co., Inc. ("D.F. King") to assist in the solicitation of proxies for the Annual Meeting. Shareholders may vote (1) by mail by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, (2) by touch-tone voting or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Annual Meeting and voting in person. As the Annual Meeting date approaches, certain shareholders may receive a telephone call from a representative of D.F. King if their votes have not yet been received. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Company's directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, to read the proposal on the proxy card, and ask for the shareholder's instructions on each Proposal. The D.F. King representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call D.F. King immediately if his or her instructions are not correctly reflected in the confirmation.

   Any expenses incurred as a result of hiring D.F. King or any other proxy solicitation agent will be borne by FIRMCO or its affiliates. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $15,000.

   Quorum. With respect to each Proposal, a quorum for the transaction of business at the Annual Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares entitled to vote on such Proposal. In the event that a quorum is not present at the Annual Meeting or that a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals described in this Proxy Statement are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented and voting at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any adjournment. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting with respect to each Proposal, abstentions and proxies withholding authority to vote for the election of directors, but not broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Annual Meeting but which have not been voted.

   Required Vote. In the election of directors (Proposal 1), the eleven nominees receiving the highest number of votes cast at the Annual Meeting will be elected. The withholding of voting authority with respect to the election of directors means that the shares withheld will not be counted. Approval of Proposals 2 and 3 requires the affirmative vote of the holders of more than 50% of the shares represented in person or by proxy at the Annual Meeting. Abstentions and broker "non-votes" will have no effect for purposes of Proposal 1. Abstentions and broker "non-votes" will have the effect of a vote against Proposals 2 and 3 for purposes of obtaining the requisite approval of such Proposal.

   Other Shareholder Information. At the Record Date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 and its affiliates held directly or for the benefit of its customers more than 5% of the outstanding shares of the Institutional Class shares of the Funds as follows:

                                                 PERCENTAGE OF    PERCENTAGE OF
                                AMOUNT OF     INSTITUTIONAL CLASS  FUND SHARES
FUND                          SHARES OWNED           OWNED            OWNED
----                        ----------------- ------------------- -------------
Money Market                   28,203,644.090         42.0%           18.4%
Tax-Exempt Money Market       137,583,601.450         95.1%           82.9%
U.S. Government Money
 Market                        51,858,475.950         98.6%           82.1%
U.S. Treasury Money Market     86,244,365.190         99.9%           65.9%
Institutional Money Market  2,238,390,857.500         82.6%           82.6%
Short-Term Bond                11,568,756.867         93.9%           66.1%
Intermediate Bond Market       36,461,722.622         93.9%           81.8%
Tax-Exempt Intermediate
 Bond                           7,684,093.744         95.0%           80.8%
Bond IMMDEX(TM)                14,423,968.881         85.2%           71.2%
Balanced Income                 6,856,309.892         99.8%           82.6%
Balanced Growth                 4,647,538.580         97.8%           72.4%
Growth & Income                 9,992,355.921         89.5%           66.0%
Equity Index                    6,403,079.188         94.1%           76.1%
MidCap Index                    9,591,971.520         97.5%           95.6%
Growth                          7,013,503.722         94.5%           80.9%
Special Growth                  7,362,496.211         95.3%           75.6%
Emerging Growth                14,256,103.724         93.9%           88.7%
MicroCap                        9,356,522.484         93.0%           81.2%
International Equity            2,591,855.800         95.1%           84.7%
Core International Equity       4,206,795.913        100.0%           99.6%

   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder is the beneficial holder of more than 25% of the outstanding shares of a Fund, or is the holder of record of more than 25% of the outstanding shares of a Fund and has voting and/or investment power, such shareholder may be presumed to control the Fund.

   The Company has been advised by Firstar Bank, N.A. that with respect to the shares of the Fund over which Firstar Bank, N.A. and its affiliates have voting power, such shares may be voted by Firstar Bank, N.A. itself in its capacity as fiduciary.

                            ADDITIONAL INFORMATION

   Beneficial Ownership of Shares by Directors. The directors of the Company as a group own beneficially or of record less than 1% of each class of shares of each Fund.






   Investment Advisers. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as investment adviser to each of the Funds. Hansberger Global Investors, Inc., located at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, serves as sub-adviser to the International Equity Fund. Glenmede Advisers, Inc. ("Glenmede"), with offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as sub-adviser to the Core International Equity Fund. As described in a separate proxy statement mailed to the shareholders of the Core International Equity Fund, it is proposed that Clay Finlay, Inc. be appointed to replace Glenmede as the Fund's sub-adviser. Clay Finlay, Inc. is located at 200 Park Avenue, 56th Floor, New York, New York 10166.

   Distributor and Administrator. Quasar Distributors, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the distributor of the Company's shares. Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator of the Company.

   Principal Office. The principal office of the Company is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

   Shareholder Meetings. The Company's Board of Directors has adopted a By-Law in accordance with the Wisconsin Business Corporation Law that requires the Company to hold an annual shareholder meeting for the election of directors and other business only in a year in which certain specified items are required to be acted upon by shareholders under the 1940 Act. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or other business. To the extent required by law, the Company will assist in shareholder communications in such matters. Shareholders wishing to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office.

   Other Matters. No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Annual Meeting, the persons named in the enclosed proxy card will vote thereon according to their best judgment in the interests of the Company.

DATED: SEPTEMBER 29, 2000

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT/THEM IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE YOUR PROXY(IES) BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE AS DESCRIBED ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS DATED OCTOBER 31, 1999 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED APRIL 30, 2000 ("SHAREHOLDER REPORTS") TO ANY SHAREHOLDER UPON REQUEST. THE SHAREHOLDER REPORTS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202 OR BY CALLING (800) 677-FUND OR (414) 287-3808. SHAREHOLDER REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                   EXHIBIT A

                PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

   Subject to the requisite shareholder approval at the Annual Meeting,
Article V of the Company's Articles of Incorporation will be amended and restated in its entirety as follows:

   The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.0001 per share. The Common Stock is divided into 200 classes, numbered consecutively from 1 through 200. Each class and each series of a class shall have an indefinite number of authorized shares. Subject to the following paragraph, classes 1 through 36 are designated and divided into series as follows:

     CLASS AND SERIES
     ----------------
   1 Money Market Fund/Institutional
   1 Money Market Fund/A
   2 Tax-Exempt Money Market Fund/Institutional
   2 Tax-Exempt Money Market Fund/A
   3 U.S. Government Money Market Fund/Institutional
   3 U.S. Government Money Market Fund/A
   4 Institutional Money Market Fund/Institutional
   4 Institutional Money Market Fund/A
   5 U.S. Treasury Money Market Fund/Institutional
   5 U.S. Treasury Money Market Fund/A
   6 Special Growth Fund (to be renamed MidCap Core Equity
     Fund)/Institutional
   6 Special Growth Fund (to be renamed MidCap Core Equity Fund)/A
   6 Special Growth Fund (to be renamed MidCap Core Equity Fund)/B
   6 Special Growth Fund (to be renamed MidCap Core Equity Fund)/Y
   7 Bond IMMDEX(TM) Fund/Institutional
   7 Bond IMMDEX(TM) Fund/A
   7 Bond IMMDEX(TM) Fund/B
   7 Bond IMMDEX(TM) Fund/Y
   8 Equity Index Fund/Institutional
   8 Equity Index Fund/A
   8 Equity Index Fund/B
   8 Equity Index Fund/Y
   9 Growth and Income Fund/Institutional
   9 Growth and Income Fund/A
   9 Growth and Income Fund/B
   9 Growth and Income Fund/Y
  10 Short-Term Bond Market Fund (to be renamed Short-Term Bond
     Fund)/Institutional
  10 Short-Term Bond Market Fund (to be renamed Short-Term Bond Fund)/A
  10 Short-Term Bond Market Fund (to be renamed Short-Term Bond Fund)/B
  10 Short-Term Bond Market Fund (to be renamed Short-Term Bond Fund)/Y
  11 Balanced Growth Fund/Institutional
  11 Balanced Growth Fund/A
  11 Balanced Growth Fund/B
  11 Balanced Growth Fund/Y
  12 Growth Fund (to be renamed Large Cap Core Equity Fund)/Institutional
  12 Growth Fund (to be renamed Large Cap Core Equity Fund)/A
  12 Growth Fund (to be renamed Large Cap Core Equity Fund)/B
  12 Growth Fund (to be renamed Large Cap Core Equity Fund)/Y
  13 Intermediate Bond Market Fund (to be renamed Intermediate Bond
     Fund)/Institutional
  13 Intermediate Bond Market Fund (to be renamed Intermediate Bond Fund)/A

     CLASS AND SERIES
     ----------------
  13 Intermediate Bond Market Fund (to be renamed Intermediate Bond Fund)/B
  13 Intermediate Bond Market Fund (to be renamed Intermediate Bond Fund)/Y
  14 Tax-Exempt Intermediate Bond Fund/Institutional
  14 Tax-Exempt Intermediate Bond Fund/A
  14 Tax-Exempt Intermediate Bond Fund/B
  14 Tax-Exempt Intermediate Bond Fund/Y
  15 International Equity Fund (to be renamed International Value
     Fund)/Institutional
  15 International Equity Fund (to be renamed International Value Fund)/A
  15 International Equity Fund (to be renamed International Value Fund)/B
  15 International Equity Fund (to be renamed International Value Fund)/Y
  16 MicroCap Fund/Institutional
  16 MicroCap Fund/A
  16 MicroCap Fund/B
  16 MicroCap Fund/Y
  17 Balanced Income Fund/Institutional
  17 Balanced Income Fund/A
  17 Balanced Income Fund/B
  17 Balanced Income Fund/Y
  18 Emerging Growth Fund (to be renamed Small Cap Core Equity
     Fund)/Institutional
  18 Emerging Growth Fund (to be renamed Small Cap Core Equity Fund)/A
  18 Emerging Growth Fund (to be renamed Small Cap Core Equity Fund)/B
  18 Emerging Growth Fund (to be renamed Small Cap Core Equity Fund)/Y
  19 Core International Equity Fund (to be renamed International Growth
     Fund)/Institutional
  19 Core International Equity Fund (to be renamed International Growth
     Fund)/A
  19 Core International Equity Fund (to be renamed International Growth
     Fund)/B
  19 Core International Equity Fund (to be renamed International Growth
     Fund)/Y
  20 MidCap Index Fund/Institutional
  20 MidCap Index Fund/A
  20 MidCap Index Fund/B
  20 MidCap Index Fund/Y
  21 Small Cap Aggressive Growth Fund/Institutional
  21 Small Cap Aggressive Growth Fund/A
  21 Small Cap Aggressive Growth Fund/B
  21 Small Cap Aggressive Growth Fund/Y
  22 Aggregate Bond Fund/Institutional
  22 Aggregate Bond Fund/A
  22 Aggregate Bond Fund/B
  22 Aggregate Bond Fund/Y
  23 U.S. Government Securities Fund/Institutional
  23 U.S. Government Securities Fund/A
  23 U.S. Government Securities Fund/B
  23 U.S. Government Securities Fund/Y
  24 National Municipal Bond Fund/Institutional
  24 National Municipal Bond Fund/A
  24 National Municipal Bond Fund/B
  24 National Municipal Bond Fund/Y
  25 Select Institutional Money Market Fund/A
  26 Conning Money Market Fund/A
  27 Ohio Tax-Exempt Money Market Fund/Institutional
  27 Ohio Tax-Exempt Money Market Fund/A
  28 Missouri Tax-Exempt Bond Fund/Institutional

     CLASS AND SERIES
     ----------------
  28 Missouri Tax-Exempt Bond Fund/A
  28 Missouri Tax-Exempt Bond Fund/B
  28 Missouri Tax-Exempt Bond Fund/Y
  29 Strategic Income Fund/Institutional
  29 Strategic Income Fund/A
  29 Strategic Income Fund/B
  29 Strategic Income Fund/Y
  30 Equity Income Fund/Institutional
  30 Equity Income Fund/A
  30 Equity Income Fund/B
  30 Equity Income Fund/Y
  31 Relative Value Fund/Institutional
  31 Relative Value Fund/A
  31 Relative Value Fund/B
  31 Relative Value Fund/Y
  32 Large Cap Growth Fund/Institutional
  32 Large Cap Growth Fund/A
  32 Large Cap Growth Fund/B
  32 Large Cap Growth Fund/Y
  33 Science & Technology Fund/Institutional
  33 Science & Technology Fund/A
  33 Science & Technology Fund/B
  33 Science & Technology Fund/Y
  34 REIT Fund/Institutional
  34 REIT Fund/A
  34 REIT Fund/B
  34 REIT Fund/Y
  35 Small Cap Index Fund/Institutional
  35 Small Cap Index Fund/A
  35 Small Cap Index Fund/B
  35 Small Cap Index Fund/Y
  36 Global Equity Fund /Institutional
  36 Global Equity Fund /A
  36 Global Equity Fund /B
  36 Global Equity Fund /Y

   The Board of Directors is authorized to classify or to reclassify (i.e. into classes and series of classes), from time to time, any unissued shares of the Corporation by setting, changing, or eliminating the distinguishing designation and the preferences, limitations, and relative rights, in whole or in part, to the fullest extent permissible under the Wisconsin Business Corporation Law. The Board of Directors may also redesignate a class or series whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, limitations, and relative rights, in whole or in part, of such class or series.

   The Board of Directors of the Corporation may authorize the issuance and sale of any class or series of shares from time to time in such amount and on such terms and conditions, for such purposes and for such amounts or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. Nothing in this paragraph shall be construed in any way as limiting the Board of Directors authority to issue the Corporation's shares in connection with a share dividend under the Wisconsin Business Corporation Law. The Institutional Series, Series A, Series B and Series Y described in this Amendment to the Articles of Incorporation and any series hereinafter created by subsequent amendment are each referred to herein as a "Series."

   Shares of all Classes of Common Stock of the Corporation, and shares of the Institutional Series, Series A, Series B and Series Y of each Class, whether now or hereafter created, shall, unless altered or revoked as provided in the immediately preceding paragraph, have the following preferences, limitations and relative rights:

     (1) Assets Belonging to a Class. Consideration that is received by the Corporation for the issue or sale of shares of any Class of the Corporation's Common Stock (a) shall not be commingled with the consideration that is received by the Corporation for the issue or sale of shares of any other Class of Common Stock; and (b) together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any such funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation not belonging to a particular Class of Common Stock of the Corporation which the Board of Directors may, in their sole discretion, allocate to a Class, shall irrevocably belong to the Class of the Corporation's Common Stock with respect to which such assets, payments or funds were received or allocated for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets and the income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such Class. Shareholders of a Class of Common Stock of the Corporation shall have no right, title or interest in or to the assets belonging to any Class of Common Stock with a different numerical designation. Each Series of a Class of the Corporation's Common Stock shall share equally, based on relative net asset value or such other basis prescribed by the Securities and Exchange Commission, with all Series of such Class in the assets belonging to such Class.

     (2) Liabilities Belonging to a Class. The assets belonging to any Class of the Corporation's Common Stock shall be charged with the direct liabilities in respect of such Class and shall also be charged with such Class's proportionate share of the general liabilities of the Corporation as determined by comparing the assets belonging to such Class with the aggregate assets of the Corporation, provided that the Board of Directors may, in their discretion, direct that any one or more general liabilities of the Corporation be allocated to the respective Classes of its Common Stock on a different basis. The liabilities so charged to a Class of Common Stock are herein referred to as "liabilities belonging to" such Class. Except as provided in the next sentence or otherwise required or permitted by applicable law or any rule or order of the Securities and Exchange Commission, each Series of a Class of the Corporation's Common Stock shall bear a pro rata portion, based on relative net asset value or such other method prescribed by the Securities and Exchange Commission, of the "liabilities belonging to" such Class. To the extent permitted by rule or order of the Securities and Exchange Commission, the Board of Directors may allocate all or a portion of any expenses, costs, charges and reserves to any one or more Series of the Corporation's Common Stock as follows:

       (a) A Series with respect to which agreements are entered into by or on behalf of the Corporation pursuant to which institutions agree to provide distribution, administrative or other services with respect to beneficial owners of shares of that Series but not with respect to beneficial owners of shares of other Series of the same Class shall bear the expenses and liabilities relating to such agreements, as well as any other expenses directly attributable to such Series which the Board of Directors determine should be borne solely by such Series; and

       (b) A Series shall not be required to bear the expenses and liabilities relating to any agreement described in clause (a) above pursuant to which an institution agrees to provide services with respect to beneficial owners of shares of other Series of the same Class but not to beneficial owners of shares of that Series, or any other expenses directly attributable to one or more other Series of shares which the Board of Directors determine should be borne solely by such other Series.

     (3) Dividends and Distributions. Shares of each Series of a Class of the Corporation's Common Stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in their sole discretion, with respect to such Series;

  provided, however, that such dividends and distributions shall be paid only out of the lawfully available "assets belonging to" the Class of which such Series is part as such phrase is defined in Section (B)(1) of this Article V.

     (4) Liquidation Dividends and Distributions. In the event of the liquidation or dissolution of the Corporation, the shareholders of each Series of a Class of the Corporation's Common Stock shall be entitled to receive, as a Series, out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular Class of Common Stock, the excess of the assets belonging to such Class of Common Stock that are allocated to such Series in accordance with Section (B)(1) of this Article V over the liabilities belonging to that Class that are allocated to that Series in accordance with Section (B)(2) of this Article V, and the assets so distributable to the shareholders of any particular Series shall be distributed among such shareholders in proportion to the number of shares of such Series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular Class of the Corporation's Common Stock and available for distribution, the shareholders of a Class of Common Stock shall be entitled to receive a portion of such general assets determined by comparing the assets belonging to such Class with the aggregate assets of the Corporation; the shareholders of each Series of such Class shall be entitled to receive, as a Series, the portion of such assets that are allocated such Series in accordance with Section
  (B)(1) of this Article V; and the assets so distributable to the shareholders of any particular Series shall be distributed among such shareholders in proportion to the number of shares of such Series held by them and recorded on the books of the Corporation.

     (5) Voting Rights. Shareholders of each Class of the Corporation's Common Stock shall be entitled to one (1) vote for each full share, and a fractional vote for each fractional share, of such Class then standing in his or her name on the books of the Corporation. On any matter submitted to a vote of shareholders, shares of all Classes that are then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Class except: (a) as otherwise required by applicable law or permitted by the Board of Directors, or (b) when the matter, as conclusively determined by the Board of Directors, affects only the interests of the shareholders of a particular Class or Classes (in which case only shareholders of the affected Class or Classes shall be entitled to vote thereon). Each share of a Series of a Class shall vote together in the aggregate with all other Shares of the same Class and not by Series on all matters submitted to a vote of the shareholders of the Class, except that:

       (x) on any matter that pertains to the agreements or expenses and liabilities described in subsection (B)(2)(a) of this Article V (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only the particular Series specified therein shall be entitled to vote, except that: (i) if said matter affects shares in the Corporation other than such Series, such other affected shares in the Corporation shall also be entitled to vote, and in such case the particular Series of shares so specified shall be voted in the aggregate together with such other affected shares and not by individual Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect the particular Series of shares specified therein, said Series of shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares in the Corporation other than shares of such Series; and

       (y) on any matter that pertains to the agreements or expenses and liabilities described in subsection B(2)(b) of this Article V (or any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, the particular Series of shares specified therein shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects such Series of shares, such Series of shares shall be entitled to vote, and in such case shall be voted in the aggregate together with all other shares in the Corporation voting on the matter and not by individual Series except where otherwise required by law or permitted by the Board of Directors.

     (6) Redemption of Shares. To the extent of the assets of the Corporation legally available for such redemptions, a shareholder of the Corporation shall have the right to require the Corporation to redeem his or her full and fractional shares of any Class of Common Stock out of the assets belonging to such Class at a redemption price established as provided below, subject to the right of the Corporation to suspend the right of redemption of shares or postpone the date of payment of such redemption price in accordance with the provisions of applicable law. The Board of Directors shall establish such rules and procedures as they deem appropriate for the redemption of shares, provided that all redemptions shall be in accordance with the Investment Company Act of 1940 and the Wisconsin Business Corporation Law. Without limiting the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares of any Class and Series of Common Stock owned by any holder thereof: (a) in connection with the termination of any Class of the Corporation's Common Stock as provided hereunder; (b) if the value of such shares in the account maintained by the Corporation or its transfer agent for any Series is less than One Thousand Dollars ($1,000) provided that the Corporation shall provide a shareholder with written notice at least sixty (60) days prior to effecting such a redemption of shares as a result of not satisfying such requirement; (c) to reimburse the Corporation for any loss it has sustained by reason of the failure of such shareholder to make full payment for shares of the Corporation's Common Stock purchased by such shareholder; (d) to collect any charge relating to a transaction effected for the benefit of such shareholder which is applicable to shares of the Corporation's Common Stock as provided in the prospectus relating to such shares; or (e) if the net income with respect to any Class or Series of Common Stock should be negative or it should otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940, in each case subject to such further terms and conditions as the Board of Directors may from time to time establish. The redemption price of shares of any Class or Series of the Corporation's Common Stock shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Directors from time to time in accordance with the provisions of applicable law and these Articles of Incorporation, less such sales load, redemption fee or other charge, if any, as may be fixed by the Board of Directors. When the net income of any Class or Series of Common Stock with respect to which the Board of Directors have, in their discretion, established a policy of maintaining a constant net asset value per share is negative or whenever deemed appropriate by the Board of Directors in order to carry out the Corporation's responsibilities under the Investment Company Act of 1940, the Corporation may, without payment of compensation but in consideration of the interests of the Corporation and the holders of shares of such Class or Series in maintaining a constant net asset value per share of such Class or Series, redeem pro rata from each holder of record of such Class or Series on such day, such number of full and fractional shares of such Class or Series as may be necessary to reduce the aggregate number of outstanding shares in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment in the assets belonging or allocable to the Class redemption of which is being sought, the value of which shall be determined as provided herein. Any shares of a Class of the Corporation's Common Stock that are redeemed by the Corporation shall be deemed to be cancelled and returned to the status of authorized but unissued shares of the particular Class and Series involved and, unless otherwise determined by the Board of Directors of the Corporation, may be reissued from time to time in the same manner and to the same extent as other authorized, unissued shares of the same Class and Series.


     (7) Termination of Classes. Without the vote of the shares of any Class or Series of the Corporation's Common Stock then outstanding (unless otherwise required by applicable law), the Corporation may, if so determined by the Board of Directors:

       (a) Sell and convey the assets belonging to any Class of Common Stock to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940) and is organized under the laws of any jurisdiction within the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such Class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such Class of Common Stock that are not assumed by the purchaser of the assets belonging to such Class, the corporation may, at its option, redeem all outstanding shares of such Class at their net asset value as determined by the Board of Directors in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee, sales load or other charge, if any, as may be fixed by the Board of Directors. Notwithstanding any other provision of these Articles of Incorporation to the contrary, the redemption price may be paid in cash or by distribution of the securities or other consideration received by the Corporation for the assets belonging to such Class of Common Stock upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation;

       (b) Sell and convert the assets belonging to a Class of Common Stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such Class, the Corporation may, at its option, (i) redeem all outstanding shares of such Class at their net asset value as determined by the Board of Directors in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee, sales load or other charge, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation; or combine the assets belonging to such Class following such sale and conversion with the assets belonging to any one or more other Classes of Common Stock of the Corporation pursuant to and in accordance with Section (B)(7)(c) of this Article V; or

       (c) Combine the assets belonging to a Class of Common Stock with the assets belonging to any one or more other Classes of Common Stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Class of Common Stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of any Class of Common Stock (and any Series therein) then outstanding may, if so determined by the Board of Directors, be converted into shares of any other Class or Classes of Common Stock of the Corporation (and any Series therein) with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at their net asset value as determined by the Board of Directors in accordance with the provisions of applicable law and these Articles of Incorporation, less such redemption fee, sales load or other charge, or conversion cost, if any, as may be fixed by the Board of Directors upon such conditions as the Board of Directors deem, in their sole discretion, to be appropriate and consistent with applicable law and these Articles of Incorporation. Notwithstanding any other provision of these Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this Section (B)(7)(c) may be paid in shares of one or more other Class or Classes of Common Stock of the Corporation (and any one or more Series thereof) participating in such combination.

     (8) Conversion Rights. The Board of Directors shall have the authority to provide from time to time that the holders of shares of any Series of any Class of the Corporation's Common Stock shall have the right to convert or exchange said shares for or into shares of one or more other Series of the same or another Class in accordance with such requirements and procedures as may be established from time to time by the Board of Directors.

     (9) No Preemptive Rights. No holder of shares of any Class or Series of the Corporation's Common Stock shall, as such holder, have any preemptive or other right to purchase, subscribe for or otherwise acquire any shares of any Class of Common Stock of the Corporation, or any Series thereof, or any securities of the Corporation convertible into such shares or carrying a right to subscribe to or acquire such shares (whether such shares or securities are now or hereafter authorized or are acquired by the Corporation after the issuance thereof), other than such right, if any, as the Board of Directors, in their discretion, may determine.

FIRSTAR FUNDS, INC.                                                                         VOTE THIS PROXY CARD TODAY
615 EAST MICHIGAN STREET
MILWAUKEE, WISCONSIN 53201-3011                                                                FIRSTAR FUNDS, INC.
                                                                                             615 EAST MICHIGAN STREET
                                                                                         MILWAUKEE, WISCONSIN 53201-3011

                                                                                         ANNUAL MEETING OF SHAREHOLDERS
                                                                            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                                                            FIRSTAR FUNDS, INC. (THE "COMPANY") FOR USE AT AN ANNUAL
                                                                            MEETING OF SHAREHOLDERS OF EACH FUND LISTED ON PAGE 1 OF
                                                                            THE ACCOMPANYING PROXY STATEMENT TO BE HELD ON NOVEMBER
                                                                            8, 2000 AT 11:00 A.M. (EASTERN TIME) AT THE OFFICES OF
                                                                            THE COMPANY'S LEGAL COUNSEL, DRINKER BIDDLE & REATH LLP,
                                                                            ONE LOGAN SQUARE, 18/TH/ AND CHERRY STREETS,
                                                                            PHILADELPHIA, PENNSYLVANIA 19103.

                                                                            The undersigned hereby appoints W. Bruce McConnell III,
                                                                            Joan Ohlbaum Swirsky, Kathryn R. Williams, Laura Rauman,
                                                                            Jeffrey Squires and Doug Hess and each of them, with
                                                                            full power of substitution, as proxies of the
                                                                            undersigned to vote at the above-referenced Annual
                                                                            Meeting of Shareholders, and at all adjournments
                                                                            thereof, all shares of common stock of a Fund held of
                                                                            record by the undersigned on the record date for the
                                                                            Annual Meeting, upon the following matters, and at
TO VOTE BY TELEPHONE                                                        their discretion upon any other matter which may
                                                                            properly come before the Annual Meeting.

1)  Read the Proxy Statement and have the Proxy card below at hand.         THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT
2)  Call 1-800-690-6903                                                     TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN
3)  Enter the 12-digit control number set forth on the Proxy card and       THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE
    follow the simple instructions.                                         VOTED "FOR" EACH OF THE PROPOSALS.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     FIRST3           KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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FIRSTAR FUNDS, INC.
Vote On Directors
1.   Election of Directors
     01) Glen R. Bomberger                   07) Richard K. Riederer           For     Withhold    For All     To withhold authority
     02) Bronson J. Haase                    08) James M. Wade                 All       All       Except      to vote, mark "For
     03) Dawn M. Hornback                    09) Jerry V. Woodham                                              All Except" and write
     04) Joseph J. Hunt                      10) Marian Zentmyer               [_]       [_]        [_]        the nominee's number
     05) Bruce Laning                        11) William H. Zimmer III                                         on the line below.
     06) Jerry G. Remmel                                                                                       _____________________

Vote on Proposals                                                                                          For    Against    Abstain

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for      [_]      [_]        [_]
   its fiscal year ending October 31, 2000.

3. To approve an Ammendment to the Articles of Incorporation authorizing the Company to issue an           [_]      [_]        [_]
   indefinite number of shares divided into two hundred classes.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF THE
COMPANY AND THE PROXY STATEMENT DATED SEPTEMBER 29, 2000

Please sign below exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

  ----------------------------------------------------------        --------------------------------------------------------

  ----------------------------------------------------------        --------------------------------------------------------
     Signature [PLEASE SIGN WITHIN BOX]              Date              Signature (Joint Owners)                      Date
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